Supplement dated February 18, 2020
to the Prospectus and Summary Prospectus of the following fund:
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust I
Columbia Small Cap Growth Fund I (the Fund)	1/1/2020
Proposed Change to Investment Objective. The Board of Trustees of Columbia Funds Series Trust I (the Board) has approved changing the Fund’s investment objective from fundamental to non-fundamental and recommends that shareholders of the Fund approve this change. This would allow the Board to approve changes to the investment objective without the cost and delay of soliciting shareholder approval. If this change from fundamental to non-fundamental is approved by shareholders, the Fund’s existing fundamental investment objective would be replaced with a non-fundamental investment objective to seek long-term capital appreciation.
Proposed Change to 80% Names Rule Policy. The Fund is subject to the following investment policy: Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities (including, but not limited to, common stocks, preferred stocks and securities convertible into common or preferred stocks) of companies that have market capitalizations in the range of the companies in the S&P SmallCap 600® Index (the Index) at the time of purchase (between $86.9 million and $4.6 billion as of January 31, 2020). If the shareholders approve the change to the investment objective described above, the Fund’s policy will be replaced with the following: Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities (including, but not limited to, common stocks, preferred stocks and securities convertible into common or preferred stocks) of companies that have market capitalizations in the range of the companies in the Russell 2000 Growth Index (the Index) at the time of purchase (between $11.9 million and $8.1 billion as of January 31, 2020).
More information about these changes will be included in proxy materials.
Shareholders should retain this Supplement for future reference.
SUP226_08_006_(02/20)